Exhibit 99.2

KMG America Corporation (KMA)

Quarterly Financial Supplement

Second Quarter 2007

This report is for information purposes only.  It should be read in conjunction with other documents filed by KMG America with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and earnings press releases furnished on Form 8-K.  The interim financial statements and related data included herein are unaudited.  This report is dated August 7, 2007.  Information contained in this report may not be accurate after such date.  KMG America does not undertake a duty to update this information after such date.

Quarterly Financial Supplement
Second Quarter 2007

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

KMG America Background

KMG America is a holding company incorporated under the laws of Commonwealth of Virginia on January 21, 2004. KMG America commenced operations shortly before it completed its initial public offering of common stock on December 21, 2004, and its shares trade on the New York Stock Exchange under the symbol “KMA”. Concurrently with the completion of its initial public offering, KMG America completed its acquisition of Kanawha and its subsidiaries, which are KMG America’s primary operating subsidiaries and which underwrite and sell life and health insurance products. Kanawha, the primary operating subsidiary of KMG America, is licensed to issue life and accident and health insurance. Kanawha is domiciled in South Carolina. Kanawha has one wholly owned subsidiary, Kanawha HealthCare Solutions, Inc., a third-party administrator with operations in Lancaster and Greenville, South Carolina. The primary insurance products that we underwrite include: life insurance; disability insurance; dental insurance; indemnity health insurance; critical illness insurance and employer excess risk insurance. We ceased actively underwriting new long-term care insurance policies after December 31, 2005. We intend to retain and actively manage our existing block of in force long-term care policies. Our third-party administration and medical management businesses include a wide array of services with the primary emphasis on the offering of administrative service-only products. Historically, our sales have been primarily in the southeastern United States, predominantly in Florida, South Carolina and North Carolina, but are now expanding nationwide. Sales are made through an internal sales force, full-time agents, general agents and brokers. Under our current business strategy, we expect group lines of business to account for an increasing percentage of the Company’s premium revenues.

The operations of KMG America commenced shortly before the acquisition of Kanawha, which was funded by an initial public offering of KMG America common stock completed in December, 2004, in which 21.7 million shares were sold at $9.50 per share. The offering raised approximately $190 million after offering expenses were deducted. The $145 million purchase of Kanawha was financed with $130 million of cash and a $15 million subordinated 5 year note accruing interest at 5% per annum. Excess capital from the IPO has funded certain start-up costs, and will support future growth.

We have separated the financial performance of KMG America into two primary components: “Kanawha legacy activity” and “newer large case activity”. This has been done to highlight the results of operations of, and trends in, the Kanawha business activity that existed prior to the acquisition (“Kanawha legacy activity”) from the financial performance related to transforming KMG America into a new public company with a new marketing focus (the financial results included in the “newer large case activity” includes all public company costs, the cost of the new management team, and all incremental sales and underwriting costs and product revenues associated with sales generated by the new national sales organization).

For SEC reporting purposes KMG America is composed of five reporting segments:

1.

Worksite Insurance Business (includes both the new large case activity and the Kanawha legacy worksite business that prior to the acquisition by KMG America sold voluntary payroll-deduct products to smaller employers through specialized independent and career agents in the Southeast, primarily the Carolinas);

2.

Senior Market Insurance Business (includes long term care product sales sold primarily through a specialized independent sales force managed by a company-owned agency based in Fort Myers, Florida. The agency was sold in 2005, new sales of long term care policies were effectively discontinued, and the profitable book of long term care policies in-force is now effectively managed as a closed block);

3.	Acquired Business (includes various closed blocks of group and individual life and health policies Kanawha acquired from other insurance companies from the late 1980’s through the late 1990’s);

4.

Third Party Administration Business (includes revenues and costs associated with the unaffiliated clients of Kanawha Healthcare Solutions, an affiliated third party administrator focused primarily on employer self-funded medical plans); and

5.	Corporate and Other (includes unallocated expenses and investment income relating to both the new large case activity and the Kanawha legacy activity).

The executive office of KMG America is located in Minnetonka, Minnesota at 12600 Whitewater Drive, Suite 150, 55343. Kanawha Insurance Company is located in Lancaster, South Carolina at 210 South White Street, 29720. KMG America is a Virginia corporation, and Kanawha Insurance Company is domiciled in South Carolina. The stock of KMG America is publicly traded on the New York Stock Exchange under the symbol “KMA.”

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

KMG America (KMA) Analyst Coverage Information

FIRM	ANALYST	PHONE NUMBER

Credit Suisse	Thomas Gallagher	212-538-2010
	Craig Siegenthaler	212-325-3104

Friedman Billings Ramsey	Randy Binner	703-312-1890

Piper Jaffray	Michael Grasher	312-920-2142

SunTrust Robinson Humphrey	TBD	404-926-5097

Investor inquiries may be directed to:

Scott H. DeLong, Chief Financial Officer	Tim Daniels, Vice President, Corporate Planning
Email: scott.delong@kmgamerica.com	Email: tim.daniels@kmgamerica.com
Voice: 952-930-4804	Voice: 952-930-4807
Fax: 952-930-4802	Fax: 952-930-4802

Note: This list is provided for informational purposes only. KMA does not endorse the analyses, conclusions, or recommendations contained in any report issued by these or any other analysts.

Statistical data will be available immediately after the release of earnings for each quarter through KMG’s company website http://www.kmgamerica.com. The statistical supplement can be accessed through the “Investor Relations” tab, “Financial Reports” tab, and can be located under the “Quarterly & Other Reports” section.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

DISCLAIMERS

NON-GAAP FINANCIAL MEASURES:

Operating Income - To supplement the financial statements presented on a GAAP basis, the Company reported operating income, which is a non-GAAP measure. Operating income is defined as net income excluding realized investment gains/losses (except for realized investment gains/losses that are directly offset by executive deferred compensation expense), net of income taxes. Management believes this non-GAAP measure provides investors, potential investors, securities analysts and others with useful additional information to evaluate the performance of the business, because it excludes items that management believes are not indicative of the operating results of the business. In addition, this non-GAAP measure is used by management to evaluate the operating performance of the Company. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income determined in accordance with GAAP.

A reconciliation of the non-GAAP financial measures contained in this statistical supplement to the most comparable GAAP measures appears in the attached tables.

FORWARD LOOKING INFORMATION:

This statistical supplement contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause the Company’s actual results to differ materially from those expressed in the forward-looking statements including, but not limited to: implementation of its business strategy; hiring and retaining key employees; predicting and managing claims and other costs; fluctuations in its investment portfolio; financial strength ratings of its insurance subsidiary; government regulations, policies and investigations affecting the insurance industry; competitive insurance products and pricing; reinsurance costs; fluctuations in demand for insurance products; possible recessionary trends in the U.S. economy; and other risks that are detailed from time to time in reports filed by the Company with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise any forward-looking statements.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$41,687	$39,916	$33,261	$34,235	$30,662	$29,811	$27,450	$26,423
Net investment income	8,377	7,876	7,668	7,453	7,619	7,206	7,203	7,089
Commission and fee income	4,072	4,168	4,151	4,018	4,117	4,219	3,553	3,773
Gain on extinguishment of debt	—	—	1,021	—	—	—	—	—
Other income	1,193	1,059	1,267	1,275	923	986	898	1,200

Total revenues	55,329	53,019	47,368	46,981	43,321	42,222	39,104	38,485
Policyholder benefits	35,054	37,543	25,929	26,186	24,373	23,354	21,322	21,890
Insurance commissions, net of deferrals	4,022	4,152	3,574	3,246	2,924	2,981	2,353	2,239
Expenses, taxes, fees and depreciation, net of deferrals	13,474	14,432	14,085	12,578	13,274	12,852	12,530	12,058
Amortization of DAC and VOBA (2)	1,108	2,081	91	1,682	1,155	1,178	706	463

Total benefits and expenses	53,658	58,208	43,679	43,692	41,726	40,365	36,911	36,650

Operating income (loss) before income taxes	1,671	(5,189)	3,689	3,289	1,595	1,857	2,193	1,835
(Provision) for income taxes	(1,063)	(5,002)	(1,303)	(1,150)	(543)	(630)	(730)	(586)

Operating income (loss)	608	(10,191)	2,386	2,139	1,052	1,227	1,463	1,249

Items excluded from operating income:
Realized investment gains (losses)	244	(53)	1,115	7	(115)	211	34	278
Deferred compensation expense adjustment	(320)	(58)	(264)	(181)	61	(197)	(113)	(141)
Cumulative effect of accounting change	—	—	—	—	—	—	271	—

Total items excluded from operating income, before tax	(76)	(111)	851	(174)	(54)	14	192	137
Income taxes, not applicable to operating income	27	39	(298)	61	19	(5)	(67)	(48)

Total items excluded from operating income, after tax	(49)	(72)	553	(113)	(35)	9	125	89

Net income (loss)	$559	$(10,263)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338

Earnings per share - fully diluted:
- Net income	$0.03	$(0.46)	$0.13	$0.09	$0.05	$0.06	$0.07	$0.06
- Operating income	$0.03	$(0.46)	$0.11	$0.10	$0.05	$0.06	$0.07	$0.06

Annual return on average equity (operating income basis)	1.3%	-21.0%	4.8%	4.4%	2.2%	2.5%	3.1%	2.6%

Weighted-average shares outstanding - diluted:	22,214	22,258	22,213	22,208	22,218	22,138	22,110	22,094

Effective tax rate	64.9%	-93.6%	35.3%	34.9%	34.0%	33.9%	33.4%	32.2%

Benefit ratio (3)	84.1%	94.1%	78.0%	76.5%	79.5%	78.3%	77.7%	82.8%

Expense ratio (4)	40.7%	46.9%	47.4%	45.8%	49.9%	50.0%	50.3%	48.9%

Average portfolio yield (5)	5.29%	5.16%	5.20%	5.11%	5.25%	4.95%	4.88%	4.81%

Average invested assets	$583,254	$560,301	$551,464	$544,679	$532,746	$519,669	$495,358	$482,435
Average cash/equivalents & short term assets (6)	50,473	50,356	37,946	38,813	47,363	62,679	95,232	107,271

Total average cash and invested assets	$633,728	$610,657	$589,409	$583,492	$580,109	$582,348	$590,591	$589,707

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	TOTAL COMPANY

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$81,603	$39,916	$127,969	$94,708	$60,473	$29,811	$106,888	$79,438
Net investment income	16,253	7,876	29,946	22,278	14,825	7,206	27,745	20,542
Commission and fee income	8,240	4,168	16,505	12,354	8,336	4,219	14,565	11,012
Gain on extinguishment of debt	—	—	1,021	—	—	—	—	—
Other income	2,252	1,059	4,451	3,184	1,909	986	3,868	2,970

Total revenues	108,348	53,019	179,892	132,524	85,543	42,222	153,066	113,962

Policyholder benefits	72,597	37,543	99,842	73,913	47,727	23,354	84,288	62,966
Insurance commissions, net of deferrals	8,174	4,152	12,725	9,151	5,905	2,981	9,635	7,282
Expenses, taxes, fees and depreciation, net of deferrals	27,906	14,432	52,789	38,704	26,126	12,852	49,167	36,637
Amortization of DAC and VOBA (2)	3,189	2,081	4,106	4,015	2,333	1,178	3,468	2,762

Total benefits and expenses	111,866	58,208	169,462	125,783	82,091	40,365	146,558	109,647

Operating income (loss) before income taxes	(3,518)	(5,189)	10,430	6,741	3,452	1,857	6,508	4,315
(Provision) for income taxes	(6,064)	(5,002)	(3,625)	(2,323)	(1,173)	(630)	(2,092)	(1,362)

Operating income (loss)	(9,582)	(10,191)	6,805	4,418	2,279	1,227	4,416	2,953

Items excluded from operating income:
Realized investment gains (losses)	191	(53)	1,218	103	96	211	358	324
Deferred compensation expense adjustment	(378)	(58)	(581)	(317)	(136)	(197)	(254)	(141)

Total items excluded from operating income, before tax	(187)	(111)	637	(214)	(40)	14	104	183
Income taxes, not applicable to operating income	65	39	(223)	75	14	(5)	(36)	(64)
Cumulative effect of accounting change, net of tax	—	—	—	—	—	—	176	—

Total items excluded from operating income, after tax	(122)	(72)	414	(139)	(26)	9	244	119

Net income (loss)	$(9,704)	$(10,263)	$7,219	$4,279	$2,253	$1,236	$4,660	$3,072

Earnings per share - fully diluted:
- Net income	$(0.44)	$(0.46)	$0.33	$0.19	$0.10	$0.06	$0.21	$0.14
- Operating income	$(0.43)	$(0.46)	$0.31	$0.20	$0.10	$0.06	$0.20	$0.13

Annual return on average equity (operating income basis)	-10.0%	-21.1%	3.5%	3.0%	2.4%	2.5%	2.3%	2.1%

Weighted-average shares outstanding - diluted:	22,213	22,258	22,202	22,199	22,197	22,138	22,091	22,084

Effective tax rate	-161.9%	-93.6%	34.8%	34.4%	34.0%	33.9%	32.2%	31.7%

Benefit ratio (3)	89.0%	94.1%	78.0%	78.0%	78.9%	78.3%	78.9%	79.3%

Expense ratio (4)	43.7%	46.9%	48.2%	48.4%	49.9%	50.0%	51.3%	51.6%

Average portfolio yield (5)	5.25%	5.16%	5.12%	5.10%	5.10%	4.95%	4.75%	4.69%

Average invested assets	$572,824	$560,301	$536,132	$532,174	$525,911	$519,669	$484,763	$477,893
Average cash/equivalents & short term assets (6)	46,639	50,356	48,390	50,746	55,353	62,679	99,406	106,424

Total average cash and invested assets	$619,463	$610,657	$584,522	$582,920	$581,264	$582,348	$584,169	$584,318

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$24,394	$24,067	$24,448	$24,401	$25,495	$25,276	$25,626	$25,414
Net investment income	8,377	7,876	7,668	7,453	7,619	7,206	7,203	7,089
Commission and fee income	4,072	4,168	4,151	4,018	4,117	4,219	3,553	3,773
Gain on extinguishment of debt	—	—	—	—	—	—	—	—
Other income	1,070	951	1,058	1,275	923	986	898	1,200

Total revenues	37,913	37,062	37,325	37,147	38,154	37,687	37,280	37,476

Policyholder benefits	20,646	20,170	17,592	18,382	20,960	20,282	20,185	21,267
Insurance commissions, net of deferrals	2,478	2,512	2,311	2,293	2,215	2,342	2,171	2,136
Expenses, taxes, fees and depreciation, net of deferrals	8,935	8,747	8,763	8,518	8,570	8,598	8,672	8,509
Amortization of DAC and VOBA (2)	806	1,480	(200)	1,352	961	984	641	342

Total benefits and expenses	32,865	32,909	28,466	30,545	32,706	32,206	31,669	32,254

Operating income before income taxes	5,048	4,153	8,859	6,602	5,448	5,481	5,611	5,222
(Provision) for income taxes	(1,797)	(1,439)	(3,112)	(2,309)	(1,891)	(1,899)	(1,926)	(1,772)

Operating income	$3,252	$2,714	$5,747	$4,293	$3,557	$3,583	$3,685	$3,451

Operating earnings per share - fully diluted:	$0.15	$0.12	$0.26	$0.19	$0.16	$0.16	$0.17	$0.16

Annual return on average equity (operating income basis)	6.8%	5.8%	12.6%	9.7%	8.2%	8.4%	8.9%	8.5%

Weighted-average shares outstanding - diluted:	22,214	22,258	22,213	22,208	22,218	22,138	22,110	22,094

Effective tax rate	35.6%	34.6%	35.1%	35.0%	34.7%	34.6%	34.3%	33.9%

Benefit ratio (3)	84.6%	83.8%	72.0%	75.3%	82.2%	80.2%	78.8%	83.7%

Expense ratio (4)	42.9%	45.1%	38.0%	42.8%	39.7%	40.4%	39.4%	37.6%

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	KANAWHA LEGACY ACTIVITY

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$48,461	$24,067	$99,620	$75,172	$50,771	$25,276	$103,959	$78,333
Net investment income	16,253	7,876	29,946	22,278	14,825	7,206	27,745	20,542
Commission and fee income	8,240	4,168	16,505	12,354	8,336	4,219	14,565	11,012
Gain on extinguishment of debt	—	—	—	—	—	—	—	—
Other income	2,021	951	4,242	3,184	1,909	986	3,868	2,970

Total revenues	74,975	37,062	150,313	112,988	75,841	37,687	150,137	112,857

Policyholder benefits	40,816	20,170	77,216	59,624	41,242	20,282	82,458	62,273
Insurance commissions, net of deferrals	4,990	2,512	9,161	6,850	4,557	2,342	9,336	7,165
Expenses, taxes, fees and depreciation, net of deferrals	17,682	8,747	34,449	25,686	17,168	8,598	35,287	26,615
Amortization of DAC and VOBA (2)	2,286	1,480	3,097	3,297	1,945	984	3,282	2,641

Total benefits and expenses	65,774	32,909	123,923	95,457	64,912	32,206	130,363	98,694
Operating income before income taxes	9,201	4,153	26,390	17,531	10,929	5,481	19,774	14,163
(Provision) for income taxes	(3,235)	(1,439)	(9,211)	(6,099)	(3,790)	(1,899)	(6,735)	(4,809)

Operating income	$5,966	$2,714	$17,179	$11,432	$7,139	$3,583	$13,039	$9,354

Operating earnings per share - fully diluted:	$0.27	$0.12	$0.77	$0.51	$0.32	$0.16	$0.59	$0.42

Annual return on average equity (operating income basis)	6.3%	5.8%	9.7%	8.8%	8.3%	8.4%	8.1%	7.8%

Weighted-average shares outstanding - diluted:	22,213	22,258	22,202	22,199	22,197	22,138	22,091	22,084

Effective tax rate	35.2%	34.6%	34.9%	34.8%	34.7%	34.6%	34.1%	34.0%

Benefit ratio (3)	84.2%	83.8%	77.5%	79.3%	81.2%	80.2%	79.3%	79.5%

Expense ratio (4)	44.0%	45.1%	40.2%	40.9%	40.0%	40.4%	40.4%	40.8%

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	NEWER LARGE CASE ACTIVITY

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$17,293	$15,849	$8,813	$9,834	$5,167	$4,535	$1,824	$1,009
Net investment income	—	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	—	—	1,021	—	—	—	—	—
Other income	123	108	209	—	—	—	—	—

Total revenues	17,416	15,957	10,043	9,834	5,167	4,535	1,824	1,009

Policyholder benefits	14,408	17,373	8,337	7,804	3,413	3,072	1,137	623
Insurance commissions, net of deferrals	1,544	1,640	1,263	953	709	639	182	103
Expenses, taxes, fees and depreciation	4,539	5,685	5,322	4,060	4,704	4,254	3,858	3,549
Amortization of DAC and VOBA (2)	302	601	291	330	194	194	65	121

Total benefits and expenses	20,793	25,299	15,213	13,147	9,020	8,159	5,242	4,396

Income (loss) before income taxes	(3,377)	(9,342)	(5,170)	(3,313)	(3,853)	(3,624)	(3,418)	(3,387)
(Provision) for income taxes	734	(3,563)	1,810	1,160	1,349	1,268	1,196	1,185

Operating income (loss)	$(2,643)	$(12,905)	$(3,361)	$(2,153)	$(2,504)	$(2,356)	$(2,222)	$(2,202)

Operating income (loss) per share - diluted	$(0.12)	$(0.58)	$(0.15)	$(0.09)	$(0.11)	$(0.10)	$(0.10)	$(0.10)

Weighted-average shares outstanding:	22,214	22,258	22,213	22,208	22,218	22,138	22,110	22,094

Effective tax rate	21.7%	-38.1%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	83.3%	109.6%	94.6%	79.4%	66.1%	67.7%	62.3%	61.7%

Expense ratio (4)	36.9%	50.0%	78.0%	54.3%	108.5%	112.2%	225.1%	373.9%

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

Consolidated Statements of Income (unaudited)
(in thousands, except share data and percentages)

	NEWER LARGE CASE ACTIVITY

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Operating income (1):
Insurance premiums, net of reinsurance	$33,142	$15,849	$28,349	$19,536	$9,702	$4,535	$2,929	$1,105
Net investment income	—	—	—	—	—	—	—	—
Commission and fee income	—	—	—	—	—	—	—	—
Gain on extinguishment of debt	—	—	1,021	—	—	—	—	—
Other income	231	108	209	—	—	—	—	—

Total revenues	33,373	15,957	29,579	19,536	9,702	4,535	2,929	1,105

Policyholder benefits	31,781	17,373	22,626	14,289	6,485	3,072	1,830	693
Insurance commissions, net of deferrals	3,184	1,640	3,564	2,301	1,348	639	299	117
Expenses, taxes, fees and depreciation	10,224	5,685	18,340	13,018	8,958	4,254	13,880	10,022
Amortization of DAC and VOBA (2)	903	601	1,009	718	388	194	186	121

Total benefits and expenses	46,092	25,299	45,539	30,326	17,179	8,159	16,195	10,953

Income (loss) before income taxes	(12,719)	(9,342)	(15,960)	(10,790)	(7,477)	(3,624)	(13,266)	(9,848)
(Provision) for income taxes	(2,829)	(3,563)	5,586	3,777	2,617	1,268	4,643	3,447

Operating income (loss)	$(15,548)	$(12,905)	$(10,374)	$(7,014)	$(4,860)	$(2,356)	$(8,623)	$(6,401)

Operating income (loss) per share - diluted	$(0.70)	$(0.58)	$(0.47)	$(0.31)	$(0.22)	$(0.10)	$(0.39)	$(0.29)

Weighted-average shares outstanding:	22,213	22,258	22,202	22,199	22,197	22,138	22,091	22,084

Effective tax rate	-22.2%	-38.1%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%

Benefit ratio (3)	95.9%	109.6%	79.8%	73.1%	66.8%	67.7%	62.5%	62.7%

Expense ratio (4)	43.2%	50.0%	80.8%	82.1%	110.2%	112.2%	490.4%	928.5%

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

CALCULATIONS OF DILUTED SHARES OUTSTANDING
(shares in actual amounts)

	Period Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Ending shares:
Common shares outstanding - basic	22,216,319	22,213,685	22,211,589	22,209,093	22,206,703	22,200,828	22,125,998	22,105,775

Incremental shares to compute diluted	—	—	87,520	—	33,818	2,073	4,628	—

Common shares outstanding - diluted	22,216,319	22,213,685	22,299,109	22,209,093	22,240,521	22,202,901	22,130,626	22,105,775

Weighted average shares - year-to-date:
Common shares outstanding - basic	22,212,845	22,211,761	22,187,830	22,180,730	22,167,545	22,133,240	22,085,585	22,077,950

Incremental shares to compute diluted	—	46,338	13,901	17,978	29,704	4,838	5,359	5,724

Common shares outstanding - diluted	22,212,845	22,258,099	22,201,731	22,198,708	22,197,249	22,138,078	22,090,944	22,083,674

Weighted average shares - quarter only:
Common shares outstanding - basic	22,213,894	22,211,761	22,209,016	22,206,893	22,201,305	22,133,240	22,108,489	22,090,273

Incremental shares to compute diluted	—	46,338	4,241	1,088	16,330	4,838	1,819	3,581

Common shares outstanding - diluted	22,213,894	22,258,099	22,213,257	22,207,981	22,217,635	22,138,078	22,110,308	22,093,854

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

SHARE BASED COMPENSATION DETAIL
(all amounts in actual dollars)

	Period Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

STOCK OPTION DETAILS:

Option shares outstanding (end of period)	1,860,925	1,892,675	1,913,425	1,787,175	1,759,425	1,415,750	1,413,750	1,446,250	1,402,750

Average exercise price	$9.17	$9.16	$9.16	$9.17	$9.20	$9.47	$9.47	$9.48	$9.52

COMMON STOCK GRANT DETAILS:

Common stock grants outstanding (end of period)	144,678	142,044	139,948	137,452	135,062	129,187	54,357	34,134	$—

Average grant price	$8.24	$8.33	$8.32	$8.31	$8.33	$8.34	$8.86	$8.83	$—

SHARE BASED COMPENSATION EXPENSE:

Quarter only	$371,931	$376,678	$379,014	$371,855	$324,062	$303,951	$20,401	$10,375	$—

Year-to-date	$748,609	$376,678	$1,378,882	$999,868	$628,013	$303,951	$30,776	$10,375	$—

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

Development of GAAP Equity for ROE Calculation:
($ in thousands)

	Quarter Ended

KMG - total company	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005	6/30/2005

KMG reported net income - quarter only	$559	$(10,263)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338	$714
Reported GAAP equity	175,037	182,653	192,052	189,967	176,352	181,083	187,483	187,774	194,411
Excluding FAS 115 g/(l) ***	(15,112)	(6,565)	(7,053)	(7,790)	(19,008)	(12,935)	(4,995)	(3,096)	4,889

GAAP equity excluding FAS 115 - ending ***	190,149	189,218	199,105	197,757	195,360	194,018	192,478	190,870	189,522
GAAP equity excluding FAS 115 - average quarter only ***	189,684	194,162	198,431	196,558	194,689	193,248	191,674	190,196	189,165
GAAP equity excluding FAS 115 - year-to-date ***	192,824	194,162	195,744	194,903	193,952	193,248	189,893	189,247	188,706

Kanawha legacy activity:
Net income - quarter only *	$3,202	$2,642	$6,300	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324
Attributed GAAP equity **	191,720	188,518	185,876	179,576	175,396	171,875	168,283	164,473	160,934
Attributed GAAP equity - average quarter only	190,119	187,197	182,726	177,486	173,635	170,079	166,378	162,704	159,272
Attributed GAAP equity - year-to-date	188,705	187,197	176,201	173,782	171,851	170,079	161,260	159,504	157,848

Newer large case activity:
GAAP equity excluding FAS 115 - ending ***	$190,149	$189,218	$199,105	$197,757	$195,360	$194,018	$192,478	$190,870	$189,522
Less GAAP equity attributed to Kanawha legacy	(191,720)	(188,518)	(185,876)	(179,576)	(175,396)	(171,875)	(168,283)	(164,473)	(160,934)

Equals GAAP equity attributed to new large case activity	(1,571)	700	13,229	18,181	19,964	22,144	24,195	26,397	28,588
Attributed GAAP equity - average quarter only	(435)	6,965	15,705	19,072	21,054	23,169	25,296	27,492	29,893
Attributed GAAP equity - year-to-date	4,120	6,965	19,543	21,121	22,101	23,169	28,633	29,743	30,858

* Development of Kanawha legacy net income for equity roll-forward
KMG reported net income	$559	$(10,263)	$2,939	$2,026	$1,017	$1,236	$1,588	$1,338	$714
Less large case new activity operating income	(2,643)	(12,905)	(3,361)	(2,153)	(2,504)	(2,356)	(2,222)	(2,202)	(2,610)

Kanawha legacy net income (retained earnings)	$3,202	$2,642	$6,300	$4,180	$3,521	$3,592	$3,810	$3,540	$3,324

** Allocation of initial GAAP equity attributed to the Kanawha legacy business is estimated at $155 million, consisting of the purchase price of $145 million plus the initial $10 million infusion into Kanawha insurance company to maintain statutory surplus. The equity balances going forward take into account the retained earnings reported by the Kanawha legacy business. The difference between total KMG reported GAAP equity (net of FAS 115 gains/losses) and GAAP equity attributed to Kanawha legacy activity is attributed to the newer large case activity.

*** FAS 115 reflects the mark-to-market adjustment for available-for-sale securities that are included in other comprehensive income but are excluded from GAAP equity above.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
Consolidated GAAP Balance Sheets
(in thousands, except share data)

	Period Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Assets:
Cash and cash equivalents	$26,797	$45,730	$21,744	$11,271	$6,946	$11,361	$32,583	$17,624
Investments	587,028	575,635	558,336	564,631	542,908	549,859	543,307	575,220

Total cash and investments	613,825	621,365	580,080	575,902	549,854	561,220	575,890	592,844
Accrued investment income	6,789	6,740	6,503	6,422	6,051	5,997	5,917	5,262
DAC	36,044	31,813	28,454	24,548	21,250	17,543	14,032	10,306
VOBA	69,143	69,671	70,766	70,794	70,760	71,761	72,639	72,743
Other assets *	144,483	139,995	145,911	144,247	146,782	137,395	128,887	120,968

Total assets	$870,284	$869,584	$831,714	$821,913	$794,697	$793,916	$797,365	$802,123

Liabilities and shareholders’ equity:
Total policy and contract liabilities	$596,472	$584,424	$572,364	$567,862	$560,569	$554,727	$547,894	$543,069
Deferred income taxes	9,940	13,707	14,735	14,404	7,165	10,822	13,061	12,256
Other liabilities **	88,835	88,800	52,563	49,680	50,611	47,284	48,927	59,024

Total liabilities	695,247	686,931	639,662	631,946	618,345	612,833	609,882	614,349
Total shareholders’ equity	175,037	182,653	192,052	189,967	176,352	181,083	187,483	187,774

Total liabilities and shareholders’ equity	$870,284	$869,584	$831,714	$821,913	$794,697	$793,916	$797,365	$802,123

Book value per share:
Basic	$7.88	$8.22	$8.65	$8.55	$7.94	$8.16	$8.47	$8.49
Diluted	$7.88	$8.22	$8.61	$8.55	$7.93	$8.16	$8.47	$8.49

Book value per shar: (excluding unrealized capital gains (losses), net of taxes)
Basic	$8.56	$8.52	$8.96	$8.90	$8.80	$8.74	$8.70	$8.63
Diluted	$8.56	$8.52	$8.93	$8.90	$8.78	$8.74	$8.70	$8.63

Ending shares outstanding:
Basic	22,216	22,214	22,212	22,209	22,207	22,201	22,126	22,106
Diluted ***	22,216	22,214	22,299	22,209	22,241	22,203	22,131	22,106

*	Other assets include reinsurance balances recoverable, real estate and equipment, federal income tax recoverable and other assets.

**	Other liabilities include accounts payable and accrued expenses, outstanding bank debt, and other miscellaneous liabilities.

***	Diluted shares were calculated using the treasury stock method.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
   REPORTED SEGMENT QUARTERLY RESULTS (Unaudited)
   (in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite insurance business:
Insurance premiums, net of reinsurance	$30,707	$29,194	$22,260	$23,703	$19,326	$18,507	$15,736	$15,106
Net investment income	2,174	2,051	1,954	1,868	1,764	1,595	1,602	1,537
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	194	161	259	41	50	46	42	40

Total revenues	33,075	31,406	24,473	25,612	21,140	20,148	17,380	16,683
Policyholder benefits	24,494	27,513	17,607	17,044	7,405	13,595	10,504	11,501
Insurance commissions, net of deferrals	2,558	2,683	2,216	1,902	1,563	1,521	1,015	848
Expenses, taxes, fees and depreciation	4,769	4,801	4,668	4,282	4,461	4,223	4,531	4,044
Amortization of DAC and VOBA (2)	1,083	1,615	270	1,139	526	778	831	1,113

Total benefits and expenses	32,904	36,612	24,761	24,367	13,955	20,117	16,881	17,506

Income (loss) before income taxes	$171	$(5,206)	$(288)	$1,245	$7,185	$31	$499	$(823)

Benefit ratio (3)	79.8%	94.2%	79.1%	71.9%	38.3%	73.5%	66.8%	76.1%

Segment assets	$187,638	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Senior market insurance business:
Insurance premiums, net of reinsurance	$11,083	$10,778	$10,205	$9,901	$10,705	$10,675	$10,135	$10,376
Net investment income	2,827	2,704	2,524	2,368	1,566	1,411	1,297	1,195
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	780	780	786	826	760	809	747	732

Total revenues	14,690	14,262	13,515	13,095	13,031	12,895	12,179	12,303
Policyholder benefits	8,737	7,752	6,007	7,432	46,763	8,535	8,989	8,845
Insurance commissions, net of deferrals	1,376	1,380	1,267	1,253	1,269	1,367	1,240	1,294
Expenses, taxes, fees and depreciation	815	731	744	715	734	765	770	1,098
Amortization of DAC and VOBA (2)	273	327	(37)	648	504	472	150	(392)

Total benefits and expenses	11,201	10,190	7,981	10,048	49,270	11,139	11,149	10,845

Income before income taxes	$3,489	$4,072	$5,534	$3,047	$(36,239)	$1,756	$1,030	$1,458

Benefit ratio (3)	78.8%	71.9%	58.9%	75.1%	436.8%	80.0%	88.7%	85.2%

Segment assets	$272,716	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

   REPORTED SEGMENT QUARTERLY RESULTS (Unaudited) - Continued
   (in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Acquired business:
Insurance premiums, net of reinsurance	$(102)	$(57)	$796	$631	$631	$629	$1,579	$941
Net investment income	1,975	2,010	1,990	1,979	2,106	1,981	1,964	1,866
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	22	16	16	16	23	16	18	20

Total revenues	1,895	1,969	2,802	2,626	2,760	2,626	3,561	2,827
Policyholder benefits	1,824	2,277	2,315	1,709	(29,793)	1,223	1,829	1,543
Insurance commissions, net of deferrals	87	89	90	91	91	94	99	98
Expenses, taxes, fees and depreciation	592	596	724	595	593	608	695	675
Amortization of DAC and VOBA (2)	(248)	140	(141)	(106)	125	(72)	(276)	(258)

Total benefits and expenses	2,255	3,102	2,988	2,289	(28,984)	1,853	2,347	2,058

Income (loss) before income taxes	$(360)	$(1,133)	$(186)	$337	$31,744	$773	$1,214	$769

Benefit ratio (3)	-1788.2%	-3994.7%	290.8%	270.8%	-4721.6%	194.4%	115.8%	164.0%

Segment assets	$158,195	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Third party administration business:
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	3,912	4,119	4,044	3,924	4,025	4,134	3,502	3,696
Other income	—	—	—	—	—	—	—	—

Total revenues	3,912	4,119	4,044	3,924	4,025	4,134	3,502	3,696
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	3,262	3,622	3,568	3,530	3,448	3,503	3,240	3,131
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	3,262	3,622	3,568	3,530	3,448	3,503	3,240	3,131

Income before income taxes	$650	$497	$476	$394	$577	$631	$262	$565

Profit margin (7)	16.6%	12.1%	11.8%	10.0%	14.3%	15.3%	7.5%	15.3%

Segment assets	$9,515	$8,549	$9,756	$6,689	$10,142	$10,063	$11,103	$10,327

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

REPORTED SEGMENT QUARTERLY RESULTS (Unaudited) - Continued
(in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Corporate and other
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,401	1,111	1,200	1,237	2,184	2,219	2,340	2,490
Commissions and fee income	160	49	107	94	92	85	50	78
Realized gains (losses)	244	(53)	1,115	7	(115)	211	34	278
Gain on unextinguished debt	—	—	1,021	—	—	—	—	—
Other income	198	102	208	391	90	115	89	407

Total revenues	2,003	1,209	3,651	1,729	2,251	2,630	2,513	3,253
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	4,356	4,739	4,646	3,638	3,977	3,949	3,406	3,251
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	4,356	4,739	4,646	3,638	3,977	3,949	3,406	3,251

Income (loss) before income taxes	$(2,353)	$(3,530)	$(995)	$(1,909)	$(1,726)	$(1,319)	$(893)	$2

Segment assets	$242,220	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS (Unaudited)
(in thousands, except percentages)

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite insurance business:
Insurance premiums, net of reinsurance	$59,901	$29,194	$83,796	$61,536	$37,833	$18,507	$60,528	$44,792
Net investment income	4,225	2,051	7,181	5,227	3,359	1,595	6,524	4,922
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	355	161	396	137	96	46	172	130

Total revenues	64,481	31,406	91,373	66,900	41,288	20,148	67,224	49,844
Policyholder benefits	52,007	27,513	55,651	38,044	21,000	13,595	43,556	33,052
Insurance commissions, net of deferrals	5,241	2,683	7,202	4,986	3,084	1,521	3,742	2,727
Expenses, taxes, fees and depreciation	9,570	4,801	17,634	12,966	8,684	4,223	16,327	11,796
Amortization of DAC and VOBA (2)	2,698	1,615	2,713	2,443	1,304	778	3,658	2,827

Total benefits and expenses	69,516	36,612	83,200	58,439	34,072	20,117	67,283	50,402

Income (loss) before income taxes	$(5,035)	$(5,206)	$8,173	$8,461	$7,216	$31	$(59)	$(558)

Benefit ratio (3)	86.8%	94.2%	66.4%	61.8%	55.5%	73.5%	72.0%	73.8%

Segment assets	$187,638	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Senior market insurance business:
Insurance premiums, net of reinsurance	$21,861	$10,778	$41,486	$31,281	$21,380	$10,675	$42,240	$32,105
Net investment income	5,531	2,704	7,869	5,345	2,977	1,411	4,641	3,344
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	1,560	780	3,181	2,395	1,569	809	2,935	2,188

Total revenues	28,952	14,262	52,536	39,021	25,926	12,895	49,816	37,637
Policyholder benefits	16,489	7,752	68,737	62,730	55,298	8,535	35,355	26,366
Insurance commissions, net of deferrals	2,756	1,380	5,156	3,889	2,636	1,367	5,495	4,255
Expenses, taxes, fees and depreciation	1,546	731	2,958	2,214	1,499	765	3,995	3,225
Amortization of DAC and VOBA (2)	600	327	1,587	1,624	976	472	554	404

Total benefits and expenses	21,391	10,190	78,438	70,457	60,409	11,139	45,399	34,250

Income (loss) before income taxes	$7,561	$4,072	$(25,902)	$(31,436)	$(34,483)	$1,756	$4,417	$3,387

Benefit ratio (3)	75.4%	71.9%	165.7%	200.5%	258.6%	80.0%	83.7%	82.1%

Segment assets	$272,716	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS (Unaudited) - Continued
(in thousands, except percentages)

	Year-to-date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Acquired business:
Insurance premiums, net of reinsurance	$(159)	$(57)	$2,687	$1,891	$1,260	$629	$4,119	$2,540
Net investment income	3,985	2,010	8,056	6,066	4,087	1,981	7,808	5,844
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	38	16	71	55	39	16	69	51

Total revenues	3,864	1,969	10,814	8,012	5,386	2,626	11,996	8,435
Policyholder benefits	4,101	2,277	(24,546)	(26,861)	(28,570)	1,223	5,376	3,547
Insurance commissions, net of deferrals	176	89	366	276	185	94	399	300
Expenses, taxes, fees and depreciation	1,188	596	2,520	1,796	1,201	608	2,741	2,046
Amortization of DAC and VOBA (2)	(108)	140	(194)	(53)	53	(72)	(744)	(468)

Total benefits and expenses	5,357	3,102	(21,854)	(24,842)	(27,131)	1,853	7,772	5,425

Income (loss) before income taxes	$(1,493)	$(1,133)	$32,668	$32,854	$32,517	$773	$4,224	$3,010

Benefit ratio (3)	-2579.2%	-3994.7%	-913.5%	-1420.5%	-2267.5%	194.4%	130.5%	139.6%

Segment assets	$158,195	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229

	Year-to-date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Third party administration business:
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	8,031	4,119	16,127	12,083	8,159	4,134	14,264	10,762
Other income	—	—	—	—	—	—	—	—

Total revenues	8,031	4,119	16,127	12,083	8,159	4,134	14,264	10,762
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	6,884	3,622	14,049	10,481	6,951	3,503	12,838	9,598
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	6,884	3,622	14,049	10,481	6,951	3,503	12,838	9,598

Income before income taxes	$1,147	$497	$2,078	$1,602	$1,208	$631	$1,426	$1,164

Profit margin (7)	14.3%	12.1%	12.9%	13.3%	14.8%	15.3%	10.0%	10.8%

Segment assets	$9,515	$8,549	$9,756	$6,689	$10,142	$10,063	$11,103	$10,327

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

REPORTED SEGMENT YEAR-TO-DATE RESULTS (Unaudited) - Continued
(in thousands, except percentages)

	Year-to-date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Corporate and other
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	2,512	1,111	6,840	5,640	4,403	2,219	8,772	6,432
Commissions and fee income	209	49	378	271	177	85	301	251
Realized gains (losses)	191	(53)	1,218	103	96	211	358	324
Gain on extinguishment of debt	—	—	1,021	—	—	—	—	—
Other income	300	102	804	596	205	115	688	599

Total revenues	3,212	1,209	10,261	6,610	4,881	2,630	10,119	7,606
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation	9,095	4,739	16,210	11,564	7,926	3,949	13,519	10,113
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	9,095	4,739	16,210	11,564	7,926	3,949	13,519	10,113

Income (loss) before income taxes	$(5,883)	$(3,530)	$(5,949)	$(4,954)	$(3,045)	$(1,319)	$(3,400)	$(2,507)

Segment assets	$242,220	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

SALES - ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
($ in thousands)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite insurance segment - Kanawha Legacy
Life	$777	$834	$1,088	$448	$623	$402	$448	$709
Cancer	394	466	487	360	441	486	504	542
Disability income	365	528	790	545	633	633	1,249	821
Other A&H	296	362	1,113	263	276	210	1,098	328

Total worksite - Kanawha Legacy	1,832	2,190	3,478	1,616	1,973	1,731	3,299	2,400

Worksite insurance segment - Newer Large Case Activity

Core Group Products:
Life	$(43)	$1,726	$58	$339	$180	$1,151	$—	$—
Stop loss	2,406	27,099	4,626	5,502	5,487	12,776	4,124	2,993
Disability income	38	1,353	3	269	40	149	—	—
Other A&H	—	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	648	338	2,026	5,519	935	122	167	219
Cancer	73	59	260	20	64	41	125	18
Disability income	999	821	899	695	1,165	1,278	1,331	836
Other A&H	341	237	516	443	365	336	244	299

Total worksite - Newer Large Case Activity	4,462	31,633	8,387	12,787	8,236	15,853	5,991	4,365

Other Kanawha legacy sales
Long term care	79	43	45	60	52	303	260	360

Total sales	$6,373	$33,866	$11,910	$14,463	$10,261	$17,887	$9,550	$7,125

*	Life sales for the third quarter 2006 include $5.3 million of annualized premium related to a small block acquisition (primarily voluntary term life policies).

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

SALES - ISSUED NEW ANNUALIZED PREMIUMS (Unaudited)
($ in thousands)

	Year-to-Date

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite insurance segment - Kanawha Legacy
Life	$1,611	$834	$2,561	$1,473	$1,025	$402	$2,453	$2,005
Cancer	860	466	1,774	1,287	927	486	1,984	1,480
Disability income	893	528	2,601	1,811	1,266	633	4,314	3,065
Other A&H	658	362	1,862	749	486	210	2,400	1,302

Total worksite - Kanawha Legacy	4,022	2,190	8,798	5,320	3,704	1,731	11,151	7,852

Worksite insurance segment - Newer Large Case Activity

Core Group Products:
Life	$1,683	$1,726	$1,728	$1,670	$1,331	$1,151	$—	$—
Stop loss	29,505	27,099	28,391	23,765	18,263	12,776	8,245	4,121
Disability income	1,391	1,353	461	458	189	149	—	—
Other A&H	—	—	—	—	—	—	—	—
Voluntary Benefit Products:
Life *	986	338	8,602	6,576	1,057	122	395	228
Cancer	132	59	385	125	105	41	223	98
Disability income	1,820	821	4,037	3,138	2,443	1,278	2,758	1,427
Other A&H	578	237	1,660	1,144	701	336	544	300

Total worksite - Newer Large Case Activity	36,095	31,633	45,263	36,876	24,089	15,853	12,165	6,174

Other Kanawha legacy sales
Long term care	122	43	460	415	355	303	1,616	1,356

Total sales	$40,239	$33,866	$54,522	$42,611	$28,148	$17,887	$24,932	$15,382

*	Life sales for the nine and twelve months year-to-date 2006 include $5.3 million of annualized premium related to a small block acquisition (primarily voluntary term life policies).

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

List of footnote references:

(1)

Operating income is a non-GAAP measure, and is defined as net income excluding realized investment gains (losses), except for realized investment gains (losses) that are directly offset by executive deferred compensation expenses, net of taxes.

(2)	DAC: deferred acquisition costs; VOBA: value of business acquired

(3)	Benefit ratio is defined as total policyholder benefits divided by total net premiums.

(4)	Expense ratio is defined as commissions, expenses and amortization of DAC/VOBA (on an operating income basis) divided by earned premiums plus commissions/fees.

(5)	Average portfolio yield is defined as net investment income divided by average invested assets, excluding the impact of unrealized gains (losses) plus average cash and equivalents.

(6)	Average cash/equivalents and short term assets include the portion of initial public offering proceeds that are invested in cash or fixed maturity securities maturing in less than two years.

(7)	Profit margin is defined as pretax income divided by commissions/fees.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

APPENDIX – SEGMENT PRO FORMA RESULTS

Rationale for pro forma segment analysis

To supplement the financial statements presented on a GAAP basis, the Company has presented quarterly segment results on a pro forma basis, which is a non-GAAP measure. The second quarter 2006 reported segment results were impacted by the reallocation of portions of policy reserves and corresponding investment income between the Kanawha legacy reporting segments. When KMG America acquired Kanawha in December of 2004, an additional provision for adverse deviations related to all legacy business was added to policy reserves, and allocated primarily to the acquired business segment and a smaller amount to the life products included in the legacy portion of the worksite insurance business segment. Given the discontinuation of long term care sales activity combined with the uncertainty in the amount and timing in obtaining approvals for rate increases for long term care policies from state insurance regulators, the company has deemed it appropriate to reallocate much more of the initial provision for adverse deviations to the senior segment. The triggering event for implementing this reallocation of policy reserves as of June 30, 2006, was the implementation of the final reserve methodology which replaced the preliminary reserve methodology that had been in use since inception.

The result of the reallocation of reserves between Kanawha legacy segments was to increase reserves by $37.5 million in the senior segment, offset by reduced reserves of $31.2 million in the acquired segment and $6.3 million in the legacy portion of the worksite segment as of June 30, 2006. There was no impact to overall policy reserves or to reported earnings to date.

This reallocation of reserves between the Kanawha legacy segments distorts the second quarter 2006 reported policyholder benefits and the resulting reported benefit ratios by segment. To provide a meaningful period-over-period comparison by reporting segment, policy reserves and investment income contained in the segment results over the prior quarters have been reclassified on a pro forma basis in the attached financial tables and are also reflected in the subsequent discussion of segment results above.

A reconciliation of the non-GAAP pro forma adjustments is presented on pages 27-28.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
     PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited)
     (in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite - Kanawha Legacy:
Insurance premiums, net of reinsurance	$13,414	$13,345	$13,447	$13,869	$14,159	$13,972	$13,912	$14,097
Net investment income	2,174	2,051	1,954	1,868	1,876	1,739	1,732	1,715
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	71	53	50	41	50	46	42	40

Total revenues	15,659	15,449	15,451	15,778	16,085	15,757	15,686	15,852
Policyholder benefits	10,086	10,140	9,270	9,240	9,964	10,241	9,327	10,838
Insurance commissions, net of deferrals	1,014	1,043	953	949	854	882	833	745
Expenses, taxes, fees and depreciation	2,594	2,381	2,269	2,113	2,323	2,271	2,539	2,414
Amortization of DAC and VOBA (2)	781	1,014	(21)	809	332	584	766	992

Total benefits and expenses	14,475	14,578	12,471	13,111	13,473	13,978	13,465	14,989

Income before income taxes	1,184	871	2,980	2,667	2,612	1,779	2,221	863
(Provision) for income taxes	(414)	(305)	(1,043)	(933)	(914)	(623)	(777)	(302)

Operating income after tax	$770	$566	$1,937	$1,734	$1,698	$1,156	$1,444	$561

Benefit ratio (3)	75.2%	76.0%	68.9%	66.6%	70.4%	73.3%	67.0%	76.9%

Segment assets	$153,701	$153,789	$155,017	$156,015	$156,794	$157,983	$160,712	$161,457

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite - Newer Large Case Activity
Insurance premiums, net of reinsurance	$17,293	$15,849	$8,813	$9,834	$5,167	$4,535	$1,824	$1,009
Net investment income	—	—	—	—	—	—	—	—
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	123	108	209	—	—	—	—	—

Total revenues	17,416	15,957	9,022	9,834	5,167	4,535	1,824	1,009
Policyholder benefits	14,408	17,373	8,337	7,804	3,413	3,072	1,137	623
Insurance commissions, net of deferrals	1,544	1,640	1,263	953	709	639	182	103
Expenses, taxes, fees and depreciation	2,175	2,420	2,399	2,169	2,138	1,952	1,992	1,630
Amortization of DAC and VOBA (2)	302	601	291	330	194	194	65	121

Total benefits and expenses	18,429	22,034	12,290	11,256	6,454	5,857	3,376	2,477

Income (loss) before income taxes	(1,013)	(6,077)	(3,268)	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)
(Provision) for income taxes	355	2,127	1,144	498	450	463	543	514

Operating income (loss) after tax	$(658)	$(3,950)	$(2,124)	$(924)	$(837)	$(859)	$(1,009)	$(954)

Benefit ratio (3)	83.3%	109.6%	94.6%	79.4%	66.1%	67.7%	62.3%	61.7%

Segment assets	$33,937	$25,932	$15,744	$11,934	$7,132	$4,738	$—	$—

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007
     PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) - Continued
     (in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Senior market insurance business:
Insurance premiums, net of reinsurance	$11,083	$10,778	$10,205	$9,901	$10,705	$10,675	$10,135	$10,376
Net investment income	2,827	2,704	2,524	2,368	2,272	2,050	1,922	1,781
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	780	780	786	826	760	809	747	732

Total revenues	14,690	14,262	13,515	13,095	13,737	13,534	12,804	12,889
Policyholder benefits	8,737	7,752	6,007	7,432	8,381	7,641	8,482	8,339
Insurance commissions, net of deferrals	1,376	1,380	1,267	1,253	1,269	1,367	1,240	1,294
Expenses, taxes, fees and depreciation	815	731	744	715	734	765	770	1,098
Amortization of DAC and VOBA (2)	273	327	(37)	648	504	472	150	(392)

Total benefits and expenses	11,201	10,190	7,981	10,048	10,888	10,245	10,642	10,339

Income before income taxes	3,489	4,072	5,534	3,047	2,849	3,289	2,162	2,550
(Provision) for income taxes	(1,221)	(1,425)	(1,937)	(1,066)	(997)	(1,151)	(757)	(893)

Operating income after tax	$2,268	$2,647	$3,597	$1,981	$1,852	$2,138	$1,405	$1,658

Benefit ratio (3)	78.8%	71.9%	58.9%	75.1%	78.3%	71.6%	83.7%	80.4%

Segment assets	$272,716	$264,624	$259,132	$255,013	$249,677	$239,985	$233,165	$225,457

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Acquired business:
Insurance premiums, net of reinsurance	$(102)	$(57)	$796	$631	$631	$629	$1,579	$941
Net investment income	1,975	2,010	1,990	1,979	2,089	1,955	1,983	1,978
Commissions and fee income	—	—	—	—	—	—	—	—
Other income	22	16	16	16	23	16	18	20

Total revenues	1,895	1,969	2,802	2,626	2,743	2,600	3,580	2,939
Policyholder benefits	1,824	2,277	2,315	1,709	2,617	2,399	2,376	2,089
Insurance commissions, net of deferrals	87	89	90	91	91	94	99	98
Expenses, taxes, fees and depreciation	592	596	724	595	593	608	695	675
Amortization of DAC and VOBA (2)	(248)	140	(141)	(106)	125	(72)	(276)	(258)

Total benefits and expenses	2,255	3,102	2,988	2,289	3,426	3,029	2,894	2,604

Income (loss) before income taxes	(360)	(1,133)	(186)	337	(683)	(429)	686	335
(Provision) for income taxes	126	397	65	(118)	239	150	(240)	(117)

Operating income (loss) after tax	$(234)	$(736)	$(121)	$219	$(444)	$(279)	$446	$218

Benefit ratio (3)	-1788.2%	-3994.7%	290.8%	270.8%	414.7%	381.4%	150.5%	222.0%

Segment assets	$158,195	$159,761	$161,089	$163,274	$164,917	$169,470	$170,702	$173,097

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

PRO FORMA SEGMENT QUARTERLY OPERATING RESULTS (Unaudited) - Continued
(in thousands, except percentages)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Corporate and other:
Insurance premiums, net of reinsurance	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	1,401	1,111	1,200	1,237	1,383	1,462	1,566	1,614
Commissions and fee income	160	49	107	94	92	85	50	78
Gain on extinguishment of debt (KMG new activity)	—	—	1,021	—	—	—	—	—
Other income	198	102	208	391	90	115	89	407

Total revenues	1,759	1,262	2,536	1,722	1,565	1,662	1,705	2,099
Policyholder benefits	—	—	—	—	—	—	—	—
Insurance commissions, net of deferrals	—	—	—	—	—	—	—	—
Expenses, taxes, fees and depreciation
Kanawha legacy	1,672	1,416	1,459	1,566	1,472	1,450	1,427	1,191
KMG new activity	2,364	3,265	2,923	1,891	2,566	2,302	1,866	1,919
Amortization of DAC and VOBA (2)	—	—	—	—	—	—	—	—

Total benefits and expenses	4,036	4,681	4,382	3,457	4,038	3,752	3,293	3,110

Income before income taxes	(2,277)	(3,419)	(1,846)	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)
(Provision) for income taxes	320	(5,621)	635	609	881	752	594	410

Operating income after tax	$(1,957)	$(9,040)	$(1,211)	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)

Segment assets	$242,220	$256,929	$230,975	$228,987	$206,034	$211,677	$221,683	$231,785

Refer to page 22 for footnote descriptions

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

KMG America Corporation
Reconciliation of Pro Forma Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited)
(in thousands)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Worksite insurance business:
(Loss) income before taxes as reported in GAAP financial statements	$171	$(5,206)	$(288)	$1,245	$7,185	$31	$499	$(823)

Pro forma adjustments:
Reallocation of investment income	—	—	—	—	112	144	130	178
Reallocation of policy reserves	—	—	—	—	(5,972)	282	40	40

Subtotal	171	(5,206)	(288)	1,245	1,325	457	669	(605)
less portion of Worksite attributed to newer large case activity:	(1,013)	(6,077)	(3,268)	(1,422)	(1,287)	(1,322)	(1,552)	(1,468)

Pro forma income before taxes	1,184	871	2,980	2,667	2,612	1,779	2,221	863
Taxes @ 35%	(414)	(305)	(1,043)	(933)	(914)	(623)	(777)	(302)

Pro forma operating income after taxes - Worksite legacy	$770	$566	$1,937	$1,734	$1,698	$1,156	$1,444	$561

Assets as reported in GAAP financial statements	$187,638	$179,721	$170,761	$167,949	$163,926	$168,693	$166,402	$167,107
Reallocation of assets	—	—	—	—	—	(5,972)	(5,690)	(5,650)
less portion of Worksite attributed to newer large case activity:	(33,937)	(25,932)	(15,744)	(11,934)	(7,132)	(4,738)	—	—

Pro forma assets - Worksite legacy business	$153,701	$153,789	$155,017	$156,015	$156,794	$157,983	$160,712	$161,457

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Senior market Insurance business:
Income (loss) before taxes as reported in GAAP financial statements	$3,489	$4,072	$5,534	$3,047	$(36,239)	$1,756	$1,030	$1,458

Pro forma adjustments:
Reallocation of investment income	—	—	—	—	706	639	625	586
Reallocation of policy reserves	—	—	—	—	38,382	894	507	506

Pro forma income before taxes	3,489	4,072	5,534	3,047	2,849	3,289	2,162	2,550
Taxes @ 35%	(1,221)	(1,425)	(1,937)	(1,066)	(997)	(1,151)	(757)	(893)

Pro forma operating income after taxes	$2,268	$2,647	$3,597	$1,981	$1,852	$2,138	$1,405	$1,658

Assets as reported in GAAP financial statements	$272,716	$264,624	$259,132	$255,013	$249,677	$201,603	$193,889	$185,675
Reallocation of assets	—	—	—	—	—	38,382	39,276	39,782

Pro forrma assets	$272,716	$264,624	$259,132	$255,013	$249,677	$239,985	$233,165	$225,457

Note: Pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.

KMG America Corporation
Quarterly Financial Supplement
Second Quarter 2007

KMG America Corporation
Reconciliation of Pro Forma Operating Income, Consolidated Statements of Income, and Segment Assets (Unaudited) - Continued
(in thousands)

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Acquired insurance business:
(Loss) income before taxes as reported in GAAP financial statements	$(360)	$(1,133)	$(186)	$337	$31,744	$773	$1,214	$769
Pro forma adjustments:
Reallocation of investment income	—	—	—	—	(17)	(26)	19	112
Reallocation of policy reserves	—	—	—	—	(32,410)	(1,176)	(547)	(546)

Pro forma income before taxes	(360)	(1,133)	(186)	337	(683)	(429)	686	335
Taxes @ 35%	126	397	65	(118)	239	150	(240)	(117)

Pro forma operating income (loss) after taxes	$(234)	$(736)	$(121)	$219	$(444)	$(279)	$446	$218

Assets as reported in GAAP financial statements	$158,195	$159,761	$161,089	$163,274	$164,917	$201,880	$204,288	$207,229

Reallocation of assets	—	—	—	—	—	(32,410)	(33,586)	(34,132)

Pro forrma assets	$158,195	$159,761	$161,089	$163,274	$164,917	$169,470	$170,702	$173,097

	Quarter Ended

	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006	12/31/2005	9/30/2005

Corporate and Other:
(Loss) income before taxes as reported in GAAP financial statements	$(2,353)	$(3,530)	$(995)	$(1,909)	$(1,726)	$(1,319)	$(893)	$2

Reconciliation to pro forma operating income:
Exclude realized gains (losses)	(244)	53	(1,115)	(7)	115	(211)	(34)	(278)
Exclude offsetting deferred compensation expense *	320	58	264	181	(61)	197	113	141
Reallocation of investment income	—	—	—	—	(801)	(757)	(774)	(876)

Pro forma income before taxes	(2,277)	(3,419)	(1,846)	(1,735)	(2,473)	(2,090)	(1,588)	(1,011)
Taxes	320	(5,621)	635	609	881	752	594	410

Pro forma operating income (loss) after taxes	$(1,957)	$(9,040)	$(1,211)	$(1,126)	$(1,592)	$(1,338)	$(994)	$(601)

*	Offsetting expense for realized gains(losses) related to executive deferred compensation trading activity

Note: Pro forma reconciling adjustments reflect the reclassification of policy reserves, assets and corresponding investment income between the Kanawha legacy reporting segments that relate to the implementation of the final purchase GAAP reserves as if the implementation occurred as of December 31, 2004. The reclassifications by segment did not impact total company results.